UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2005

Saba Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30221	94-3267638
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Bridge Parkway, Redwood Shores, California	94065-1166
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650)-696-3840

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Saba Software, Inc., a Delaware corporation (the “Company”) entered into Amendment No. 4 to Amended and Restated Loan and Security Agreement with Consent (“Amendment”) dated as of May 5, 2005, between Silicon Valley Bank and the Company. The Amendment: (i) provides for the bank’s consent to the THINQ (defined in Item 2.01) acquisition described in Item 2.01 below; (ii) reduces the Company’s existing $5,000,000 revolving line of credit to $250,000 and extends the maturity date of the revolving line of credit to March 28, 2006; (iii) provides for a new equipment term loan of up to $500,000; and (iv) provides for a new term loan of up to $4,500,000, the proceeds of which are to be used to refinance at more favorable rates approximately $3.6 million of existing THINQ obligations and to fund additional obligations relating to the acquisition described in Item 2.01. Borrowings under the new equipment term loan and the new term loan must be repaid in 36 equal monthly installments of principal plus interest. Outstanding principal under the new equipment term loan and the new term loan bear interest at the bank’s prime rate plus 0.25%.

The Amendment also amends certain covenants under the credit facility replacing the existing financial covenant with a covenant that requires the Company to maintain a minimum balance of unrestricted cash and cash equivalents, net of borrowings, of (a) $11 million as of any fiscal quarter end during the period from the Amendment date through May 31, 2006, (b) $10 million for any date that is not a fiscal quarter end during such period, (c) $9 million at any time during the period June 1, 2006 through May 31, 2007, and (d) $7.5 million for any date thereafter. If the Company fails to satisfy covenants under the credit facility and has not obtained an applicable waiver or amendment of the covenants from the bank, the Company may have to face default on its credit facility.

In connection with the Amendment, THINQ entered into an Unconditional Guaranty dated May 5, 2005 in favor of the bank guaranteeing payment of all amounts owed by the Company to the bank under the credit facility and under all documents related to the credit facility. To secure its guarantee obligations, THINQ granted to the bank a security interest in all of its assets other that its intellectual property under a Security Agreement dated as of May 5, 2005 executed by THINQ in favor of the bank. A copy of the Amendment is attached hereto as Exhibit 10.1 and the foregoing description of the Amendment is qualified in its entirety by reference to Exhibit 10.1.

Item 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On May 5, 2005, the Company completed its acquisition of THINQ Learning Solutions, Inc., a Delaware corporation (“THINQ”). THINQ is a privately-held Baltimore based provider of enterprise learning management solutions. The acquisition was consummated pursuant to an Agreement and Plan of Merger, dated March 24, 2005, (the “Merger Agreement”) through a merger of THINQ with and into Storm Acquisition Corporation, a Delaware corporation (the “Subsidiary”) that is a wholly-owned subsidiary of Storm Holding Corporation, a Delaware corporation (“Holding”) that is a wholly-owned subsidiary of the Company, with THINQ as the surviving corporation and wholly-owned indirect subsidiary of Company (the “Merger”). The stockholders of THINQ (the “Stockholders”) were a party to the Merger Agreement and were represented by Daniel H. Bathon Jr., as Representative.

Under the terms of the Merger Agreement, the aggregate consideration payable by Company was up to 1,700,000 shares of Company common stock and approximately $100,000, subject to a post-closing balance sheet adjustment. In addition, up to an additional 100,000 shares of Company common stock may be issued over a three-year period pursuant to an earn-out provision. As security for the Stockholders’ indemnification obligations as set forth in the Merger Agreement, approximately 20% of the total merger consideration is held in escrow until the date the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2006 is required to be filed with the Securities and Exchange Commission.

A copy of the Merger Agreement was filed as Exhibit 2.1 to the Company’s Form 10-Q for the fiscal quarter ended February 28, 2005. The foregoing description of the Merger Agreement is qualified in its entirety by reference to Exhibit 2.1. On May 5, 2005, the Company issued a press release announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1.

Item 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Item 2.03(a)

See disclosure of the Amendment contained in Item 1.01 above, which is incorporated herein by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of a Business Acquired.

This Current Report on Form 8-K will be supplemented by amendment no later than 71 calendar days after the date this report on Form 8-K is required to be filed to provide the financial statements of the business acquired.

(b) Pro Forma Financial Information.

This Current Report on Form 8-K will be supplemented by amendment no later than 71 calendar days after the date this report on Form 8-K is required to be filed to provide pro forma financial information.

(c) Exhibits.

2.1	Agreement and Plan of Merger, dated March 24, 2005, by and among Saba Software, Inc., Storm Holding Corporation, Storm Acquisition Corporation, THINQ Learning Solutions, Inc. and Daniel H. Bathon Jr. (1)
10.1	Amendment No. 4 to Amended and Restated Loan and Security Agreement with Consent dated as of May 5, 2005, between Silicon Valley Bank and the Company
99.1	Press Release dated May 5, 2005, announcing completion of the Merger.

(1)	Previously filed on Saba Software, Inc. Quarterly Report on Form 10-Q, for the fiscal quarter ended February 28, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saba Software, Inc. (Registrant)

Date: May 6, 2005	/s/ Peter E. Williams III
(Signature)
Peter E. Williams III
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated March 24, 2005, by and among Saba Software, Inc., Storm Holding Corporation, Storm Acquisition Corporation, THINQ Learning Solutions, Inc. and Daniel H. Bathon Jr. (1)
10.1	Amendment No. 4 to Amended and Restated Loan and Security Agreement with Consent dated as of May 5, 2005, between Silicon Valley Bank and the Company
99.1	Press Release dated May 5, 2005, announcing completion of the Merger.

(1)	Previously filed on Saba Software, Inc. Quarterly Report on Form 10-Q, for the fiscal quarter ended February 28, 2005.